Exhibit 99.1

PPT-058-CorpGovnc _10-15-08 EXCO’s State of the Company and Corporate Governance Discussion New York, NY October 15, 2008

EXCO Resources, Inc. 2 PPT-058-CorpGovnc _10-15-08 Forward Looking Statements This presentation contains forward-looking statements, as defined in Section 27A of the Securities Ac t and Section 21E of the Securities Exchange Act of 1934, or the Exchange Act. These forward-looking statements relate to, among other things, the following: • our future financial and operating performance and results; • our business strategy; • market prices; • our future commodity price risk management activities; and • our plans and forecasts. We have based these forward-looking statements on our current assumptions, expectations and projections about future events. We use the words “may,” “expect,” “anticipate,” “estimate,” “ believe,” “continue,” “intend,” “ plan,” “budget” and other similar words to identify forward-looking statements. You should read statements that contain these words carefully because they discuss future expectations, contain projections of results of operations or of our financial condition and/or state other “forward-looking” information. We do not undertake any obligation to update or revise publicly any forward-looking statements, except as required by law. These statements also involve risks and uncertainties that could cause our actual results or financial condition to materially differ from our expectations in this presentation, including, but not limited to: • fluctuations in prices of oil and natural gas; • imports of foreign oil and natural gas , including liquefied natural gas; • future capital requirements and availability of financing; • estimates of reserves and economic assumptions used in connection with our acquisitions ; • geological concentration of our reserves; • risks associated with drilling and operating wells; • exploratory risks, including our Marcellus and Huron shale plays in Appalachia and our Haynesville/Bossier shale play in East Texas/North Louisiana; • risks associated with operation of natural gas pipelines and gathering systems; • discovery, acquisition, development and replacement of oil and natural gas reserves ; • cash flow and liquidity; • timing and amount of future production of oil and natural gas; • availability of drilling and production equipment; • marketing of oil and natural gas; • developments in oil-producing and natural gas-producing countries; • title to our properties ; • competition; • litigation; • general economic conditions, including costs associated with drilling and operation of our properties; • governmental regulations ; • receipt of amounts owed to us by purchasers of our production and counterparties to our derivative financial instruments; • deciding whether or not to enter into derivative financial instruments; • events similar to those of September 11, 2001; • actions of third party co-owners of interests in properties in which we also own an interest; • fluctuations in interest rates; and • our ability to effectively integrate companies and properties that we acquire

EXCO Resources, Inc. 3 PPT-058-CorpGovnc _10-15-08 Forward Looking Statements (continued) We believe that it is important to communicate our expectations of future performance to our investors. However, events may occur in the future that we are unable to accurately predict, or over which we have no control. You are cautioned not to place undue reliance on a forward-looking statement. When considering our forward-looking statements, keep in mind the risk factors and other cautionary statements in this presentation, and the risk factors included in the Annual Reports on Form 10-K and our Quarterly Reports on Form 10-Q. Our revenues, operating results, financial condition and ability to borrow funds or obtain additional capital depend substantially on prevailing prices for oil and natural gas. Declines in oil or natural gas prices may materially adversely affect our financial condition, liquidity, ability to obtain financing and operating results. Lower oil or natural gas prices also may reduce the amount of oil or natural gas that we can produce economically. A decline in oil and/or natural gas prices could have a material adverse effect on the estimated value and estimated quantities of our oil and natural gas reserves, our ability to fund our operations and our financial condition, cash flow, results of operations and access to capital. Historically, oil and natural gas prices and markets have been volatile, with prices fluctuating widely, and they are likely to continue to be volatile. The SEC has generally permitted oil and natural gas companies, in filings made with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use the terms “probable”, “possible”, “ potential” or “unproved” to describe volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC’s guidelines prohibit us from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the company. While we believe our calculations of unproved drillsites and estimation of unproved reserves have been appropriately risked and are reasonable, such calculations and estimates have not been reviewed by third party engineers or appraisers. Investors are urged to consider closely the disclosure in our Annual Report on Form 10-K for the year ended December 31, 2007 available on our website at www.excoresources.com under the Investor Relations tab or by calling us at 214-368-2084.

EXCO Resources, Inc. 4 PPT-058-CorpGovnc _10-15-08 Agenda Welcome Doug Miller Chairman and CEO State of the Industry Boone Pickens Chairman, BP Capital LP EXCO Plans Doug Miller Financial Review Steve Smith Vice Chairman and President Operations Review Hal Hickey Vice President and COO Corporate Governance Doug Ramsey Vice President and CFO Officer and Director Compensation Doug Ramsey Questions and Answers Doug Miller

EXCO Resources, Inc. 5 PPT-058-CorpGovnc _10-15-08 Key Investment Highlights • Outstanding Track Record – 40+% annualized growth in common share Net Asset Value since 1998 – 84%and 75% compounded growth rates in production and reserves since 2005 • Outstanding Reserve Base(1) – 2.2 Tcfe proved reserves – 2.7 Tcfe low risk unproved reserves – 11.1 - 19.3 Tcfe additional higher risk potential • Strong Inventory of Drilling Locations and Acreage – More than 12,000 engineered, low risk drilling locations; approximately 900 engineered exploitation projects – 1.9 million net acres including acreage in Marcellus, Huron and Haynesville shales with potential for another 11,000+ drilling locations • Experienced Management Team with Significant Insider Ownership – Average 25+ years of public/private experience – Management and ALL employees own 7.0% of common shares on a fully diluted basis(2) Outside board members and their affiliates own 33.1% of common shares on a fully diluted basis(2) • Competitive Industry Position – Top 25 US domestic oil and natural gas company in reserves and production, including the majors Our track record and reserve base have positioned us as a Top 25 US domestic oil and natural gas company (1) December 31, 2007 reserves with $8 natural gas and $60 oil pricing pro forma for the Appalachia and East Texas acquisitions, adjusted for differentials and excluding hedge effects (2) Percent ownership based on proxy method as of October 10, 2008

PPT-058-CorpGovnc _10-15-08 Financial Review Steve Smith

PPT-058-CorpGovnc_10-15-08

Summary Financial Highlights



Results of Operations ($ in Millions)	Year Ended December 31, 2006	Year Ended December 31, 2007	Six Months Ended June 30, 2008	Second Half 2008 Guidance Midpoint[4]	Estimated Full Year 2008
Oil and natural gas revenues					
(before effects of derivative financial instruments)	$ 355.8	$ 846.1	$ 753.6	$ 679.4	$ 1,433.0
Adjusted EBITDA[1]	$ 286.7	$ 765.6	$ 516.9	$ 471.3	$ 988.2
Adjusted net income[1]	$ 37.4	$ 128.8	$ 119.7	$ 70.2	$ 189.9
Cash flow[1][2]	$ 206.4	$ 599.8	$ 453.9	$ 377.7	$ 831.6
Total production (Bcfe)	49.6	121.3	71.0	74.6	145.6
Daily production (Mmcfe)	136	332	390	405	398
Productive wells drilled (gross)	367	495	216		
Drilling success rate	98%	98%	98%		
Total acreage (gross) (millions)	1.5	1.8	2.2		
Total productive wells (gross)	8,964	10,312	12,984		
Financial Position					
Total assets	$ 3,707	$ 5,956	$ 6,902		
Long-term debt, less current maturities					
Revolving bank credit facility	$ 983	$ 1,644	$ 2,164		
Senior term credit agreement	640	-	-		
Senior unsecured term loan	-	-	300		
Senior notes ($7\frac{1}{4}$%)[3]	445	445	445		
Total long-term debt, less current maturities	$ 2,068	$ 2,089	$ 2,909		
7% convertible preferred stock	$ -	$ 1,992	$ 1,992		
Common shareholders equity	$ 1,180	$ 1,116	$ 641		

(1) Non-GAAP measure - please see tables on slides 32-34 for reconciliation to most comparable GAAP measure
(2) Cash flow before changes in working capital
(3) Excludes unamortized bond premium
(4) Guidance midpoint based on NYMEX oil and natural gas prices of $118.07 per Bbl and $10.24 per Mcf for Q3 2008 and $86.90 per Bbl and $6.98 per Mcf for Q4 2008

EXCO Resources, Inc. | 7

EXCO Resources, Inc. 8 PPT-058-CorpGovnc _10-15-08 Liquidity and Financial Position (1) Excludes unamortized bond premium (2) Excludes $7.7 million in offering costs (3) Book equity as of August 31, 2008 (4) Net of $3.9 and $4.5 million in letters of credit at June 30, 2008 and October 10, 2008 (in thousands) June 30, 2008 October 10, 2008 Cash $ 34,142 $ 84,940 Bank debt (LIBOR + 125-175bps) $ 2,164,000 $ 2,232,485 Senior unsecured term loan (LIBOR + 600bps) - 300,000 Senior notes (7 1/4%)(1) 444,720 444,720 Total debt $ 2,608,720 $ 2,977,205 7% convertible preferred(2) $ 2,000,000 - Common shareholders’ equity 640,984 3,149,980(3) Total capitalization $ 5,249,704 $ 6,127,185 Net debt to total capitalization 49% 47% Borrowing base $ 2,475,000 $ 2,475,000 Unused borrowing base(4) $ 307,100 $ 238,015 • Converted $2.0 billion of Preferred Stock into ~ 105 million shares of common stock, eliminating $140 million of annual dividends

EXCO Resources, Inc. 9 PPT-058-CorpGovnc _10-15-08 Liquidity Measures • Borrowing Base Reaffirmation – Current consolidated borrowing base is $2.475 billion – Potential borrowing base is approximately $2.8 billion – EXCO has received verbal reaffirmation of current $2.475 billion borrowing base; expect to finalize in October • Non-Core Asset Sales – East Texas • Data room opens October 23, 2008, closing expected late Q4 2008 to early Q1 2009 • 24 Mmcfe/d of current production, 98 Bcfe of Proved Reserves – Other non-core • Currently discussing with potential buyers • Over 65 Mmcfe/d of current production, over 340 Bcfe of Proved Reserves • Expected to finalize by mid 2009 – Total proceeds, expected to exceed $1.3 billion, will be used to retire debt • Senior Unsecured Term Loan – Currently finalizing a commitment to renew and extend

EXCO Resources, Inc. 10 PPT-058-CorpGovnc _10-15-08 Current Consolidated Hedge Positions As of September 30, 2008 NYMEX Swaps Gas Mmcf Contract price per Mmcf Oil Mbbls Contract price per Bbl Percent Hedged(1) Q3 2008 26,910 $ 8.29 388 $ 72.18 81% Q4 2008 26,910 8.39 450 78.58 82% 2009 100,530 8.18 1,580 80.65 74% 2010 51,697 8.10 1,568 104.64 39% 2011 9,125 7.97 1,096 112.99 12% 2012 1,830 4.51 92 109.30 2% 2013 1,825 4.51 - - 1% Total 218,827 $ 8.13 5,174 $ 94.46 Total of 249,871 Mmcfe Hedged at $9.08 (1) Based on expected production • Target hedging 65-80% of production volumes for 3-5 years • Hedging program covers long-term debt • $700 million of interest rate swaps at an average LIBOR rate of 2.66% • 2009 PEPL basis swaps; 3,650 Mmcf swapped at NYMEX minus $1.10

PPT-058-CorpGovnc_10-15-08

Management Team




Doug Miller
Chairman & Chief Executive Officer
Donna Sablotny
Executive Assistant
Steve Smith
Vice Chairman & President
Nancy DeVinny
Executive Assistant
Doug Ramsey
VP & Chief Financial Officer
Jane Smith
Executive Assistant
Hal Hickey
VP & Chief Operating Officer
Madonna Nuckolls
Executive Assistant
Rick Hodges
VP - Land
Lanny Boeing
VP & General Counsel
Mark Wilson
VP & Chief Accounting Officer
(Dallas)
Andy Springer
Tax Director
(Dallas)
Paul Rudnicki
VP Financial Planning & Analysis
(Dallas)
Rob Thomas
Chief Information Officer
(Dallas)
Joe Ford
VP HR
(Dallas)
Wendy Straatmann
Division VP – Appalachia
(Akron)
Tommy Knowles
Division VP – Permian / Rockies
(Dallas)
Mike Chambers
Division VP – ETX / NLA
(Dallas)
Charles Evans
Division VP – MidContinent
(Tulsa)
Marcia Simpson
VP - Engineering
(Dallas)
James Nichols
Corporate Procurement Mgr
(Dallas)
Jon Shinn
General Manager – Corporate Drilling
(Dallas)
John Jacobi
VP – Bus.Dev. Marketing & Midstream
(Dallas)
Steve Puckett
VP – Reservoir Engineering
(Dallas)
Alan Matysiak
General Manager – Midstream Operations
(Jonesville)
Steve Estes
General Manager – Marketing & Midstream
(Jonesville)
Jack Walker
Division VP – ETX / NLA
(Dallas)
Randy Phillips
Land Admin Manager
(Dallas)
Justin Clarke
Assistant General Counsel
(Dallas)
Rodney Cox
EHS Director
(Dallas)

EXCO Resources, Inc. | 11

PPT-058-CorpGovnc _10-15-08 Operations Review Hal Hickey

PPT-058-CorpGovnc_10-15-08

EXCO Snapshot

Our production and reserves have doubled since late 2006



	December 31, 2006	December 31, 2007	June 30, 2008
Average daily sales (Mmcfe/d)	200	377	400
Proved reserves (Bcfe)	1,224 [1]	1,902 [2]	2,175[3]
Total reserves (Bcfe)	1,911 [4]	4,192 [4]	4,916[5]
Reserve life[6] (years)	16.7	13.8	14.9
Drilling locations (gross)			
Conventional	5,100	10,002	15,760
Shale	-	-	8,600
Approximate net acreage (thousands)	1,276	1,498	1,889
Well count			
Gross	8,964	10,312	12,984
Net	7,395	8,543	10,949
Employees	471	689	860
Rigs drilling	15	22	31

(1) SEC 12/31/06 total proved reserves, at $5.64/Mcf spot natural gas price and $60.82/Bbl spot oil price, adjusted for historical differentials and excluding hedge effects
(2) 12/31/07 proved reserves with $8 natural gas and $60 oil pricing, adjusted for differentials and excluding hedge effects
(3) 12/31/07 proved reserves with $8 natural gas and $60 oil pricing pro forma for the Appalachia and East Texas acquisitions, adjusted for differentials and excluding hedge effects
(4) Includes proved, probable and possible reserves as of 12/31/06 and 12/31/07 respectively with $8.00/Mcf gas and $60.00/Bbl oil pricing, adjusted for historical differentials and excluding hedge effects
(5) Includes proved, probable and possible reserves as of 12/31/07 with $8.00/Mcf gas and $60.00/Bbl oil pricing pro forma for the Appalachia and East Texas acquisitions, adjusted for differentials and excluding hedge effects
(6) Based upon proved reserves and current net production annualized

EXCO Resources, Inc. | 13

PPT-058-CorpGovnc_10-15-08

EXCO Areas of Operation

Four major operating divisions


Wyoming Acreage
Denver
EXCO Resources, Inc.-
Permian/Rockies Division
EXCO Resources, Inc.-
Midcontinent Division
Watonga
Chickasha
Mocane Laverne
Reydon
Golden Trend
Tulsa
Longwood / Waskom
Pecos Slope
Ackerly
Sugg Ranch
Dallas
Shreveport
Vernon
Holly / Caspiana
Gladewater
Vinegarone
Tyler Area
The Woodlands
EXCO Resources, Inc.-
E Texas/N Louisiana Division
EXCO Resources, Inc.-
Appalachian Division
Eastern OH
Northwestern PA
Akron
Central PA
Cranberry
Northern WV
Ravenswood
Southern WV
N

EXCO Resources, Inc. | 14

EXCO Resources, Inc. 15 PPT-058-CorpGovnc _10-15-08 <0.1 Tcfe Proved 0.2 Tcfe 3P 1.3 Tcfe 3P+ 2 Mmcfe/d Proved Reserves = 2.2 Tcfe 3P Reserves = 4.9 Tcfe 3P+ Reserves = 16.1 – 24.3 Tcfe Current Production = 400 Mmcfe/d Rockies 0.1 Tcfe Proved 0.3 Tcfe 3P 0.6 Tcfe 3P+ 30 Mmcfe/d Permian Basin 0.6 Tcfe Proved 1.2 Tcfe 3P 8.2 – 13.2 Tcfe 3P+ 56 Mmcfe/d Appalachia 0.4 Tcfe Proved 0.5 Tcfe 3P 0.6 Tcfe 3P+ 62 Mmcfe/d Mid-Continent 1.1 Tcfe Proved 2.7 Tcfe 3P 5.4 – 8.6 Tcfe 3P+ 250 Mmcfe/d East Texas / North Louisiana Reserve Base Our focus areas contain between 16 and 24 Tcfe of reserves(1) (1) December 31, 2007 reserves with $8 natural gas and $60 oil pricing pro forma for the Appalachia and East Texas acquisitions, adjusted for differentials and excluding hedge effects

PPT-058-CorpGovnc_10-15-08

Long Reserve Life and Multi-Year Project Inventory Across All Regions

As of June 30, 2008[1]



	East TX / North LA	Haynesville[2] (shale)	Appalachia (shallow)	Appalachia[3] (shale)	Mid-Continent	Permian	Rockies	Total
Reserves & Well Summary:								
Proved Reserves[4] (Bcfe)	1,119	-	584	-	316	144	12	2,175
Total Reserves[5] (Bcfe)	**2,716**	**-**	**1,160**	**-**	**468**	**339**	**233**	**4,916**
Potential (Bcfe)	388	2,300-5,500	-	7,000-12,000	100	300	1,100	11,188-19,388
Total Reserves + Potential (Bcfe)	**3,104**	**2,300-5,500**	**1,160**	**7,000-12,000**	**568**	**639**	**1,333**	**16,104-24,304**
Production (Mmcfe/d)	250	-	56	-	62	30	2	400
Reserve Life[6] (Years)	12.3	-	28.6	-	14.0	13.2	16.4	14.9
Well Count[7] (Gross)	1,708	-	9,285	-	1,638	287	66	12,984
Well Count[7] (Net)	1,266	-	8,463	-	937	229	54	10,949
Acreage, Projects & Budget Summary:								
Gross / Net Acreage (Thousands)	347/292	142/120	1,301/1,192	443/395	379/222	72/50	150/133	2,249/1,889
Gross Drilling Locations (Total / 2008E)	3,013/141	2,100/20	8,165/229	6,500/20	1,048/57	1,384/156	2,150/9	24,360/608
Gross Exploitation Projects (Total / 2008E)	543/25	-/-	121/22	-/-	179/30	44/3	7/2	894/82
2008 Drilling and Develop Budget[8] (Millions)	$ 391	$ 90	$ 73	$ 170	$ 57	$ 109	$ 15	$ 905

(1) Pro forma for Appalachia and East Texas acquisitions
(2) Haynesville shale acreage is subset of East TX / North LA acreage
(3) Appalachia shale acreage is subset of Appalachia shallow acreage
(4) December 31, 2007 proved reserves with $8 natural gas and $60 oil pricing, adjusted for differentials and excluding hedge effects
(5) December 31, 2007 proved, probable and possible reserves with $8 natural gas and $60 oil pricing, adjusted for differentials and excluding hedge effects
(6) Reserve life based on proved reserves and annualized production
(7) We operate approximately 90% of our gross and net wells
(8) Includes drilling and completion, exploitation, operations, acreage and other capital; Midstream and IT capital not included

EXCO Resources, Inc. | 16

EXCO Resources, Inc. 17 PPT-058-CorpGovnc _10-15-08 Haynesville / Bossier Shale We believe our East Texas/North Louisiana assets contain 2 - 6 Tcfe of potential shale reserves EXCO acreage in areas shaded yellow Total Haynesville shale acreage – 142,000 gross – 120,000 net • 2008 Haynesville plans – Plan includes drilling 16 vertical and four horizontal wells – Drilled eight vertical in four Counties / Parishes • 1st six IPd at 0.8 -2.8 Mmcfe/d • Average 200 feet of high porosity and total organic carbon shale – Currently drilling one operated and one non-operated horizontal wells – Plan to drill two more operated horizontal and eight more vertical wells • 2009 Haynesville plans – Ramp to five horizontal rigs as new builds arrive – Plan to drill 26 operated horizontal wells • “Proven-Up” Counties / Parishes – Caddo – DeSoto – Harrison – Panola – Red River – Rusk EXCO Current Haynesville Activity Haynesville Competitor Activity EXCO Leasehold ETX / NLA CV Fields

EXCO Resources, Inc. 18 PPT-058-CorpGovnc _10-15-08 EXCO Midstream Operations East Texas / North Louisiana – Positioned for growth • Q2 2008 EBITDA - $12 million • 2009E EBITDA $50 - $60 million Talco and Vernon Systems • 779 miles of gathering lines supported by long-term contracts with producers • 9 gathering systems and 5 gas conditioning skids; current throughput of 358 Mmcf/d TGG System • 110 mile intrastate pipeline • 390 Mmcf/d capacity without compression; 530 Mmcf/d with compression • Access to 4 cryogenic plants and 12 interstate pipelines; 77% of throughput from third party gas • Strategic pipeline expansion program will ensure that EXCO produced gas is transported to gas markets and will provide outlet for additional third party volumes EXCO Current Haynesville Activity Haynesville Competitor Activity EXCO Leasehold ETX / NLA CV Fields Gathering Lines Intrastate Lines Planned Intrastate Expansion

PPT-058-CorpGovnc_10-15-08

Marcellus and Huron Shale Fairways

We believe our Appalachian Division assets contain 7 - 12 Tcfe of potential shale reserves


MI
CANADA
LAKE ERIE
NY
PA
OH
MD
DE
WV
KY
VA
Marcellus Fairway
Huron Fairway
OUTCROP
MARCELLUS

EXCO acreage in counties shaded yellow

Marcellus

- Total Marcellus shale acreage
  - 443,000 gross
  - 395,000 net
- Marcellus fairway acreage
  - 298,000 gross
  - 276,000 net with > 100' thickness and overpressured
- Drill four horizontal Marcellus wells
  - Spud three of the four, currently drilling in WV
  - Completed two; strong initial flowback results
  - ~200' thick Marcellus in vertical section of PA wells
- Drill thirteen vertical Marcellus wells
  - Spud eight wells
  - Completed five wells
    - Three of the five are in normal pressured areas with initial rates of 70 - 100 Mcf/d
    - Two of the five are in overpressured areas and are on initial flowback

Huron

- Total Huron shale acreage
  - 145,000 gross
  - 128,000 net
- Drill thirteen horizontal Huron wells
  - Spud seven wells
  - Completed four wells
    - Absolute open flow rates in excess of 500 Mcf/d

EXCO Resources, Inc. | 19

EXCO Resources, Inc. 20 PPT-058-CorpGovnc _10-15-08 2008 Capital Program Area Gross Wells (#) Drilling & Completion (Net $ MM) Exploitation (Net $ MM) Land (Net $ MM) Operations & Other (Net $ MM) Total 2008 Capital Forecast (Net $ MM)(1) EXT/NLA Cotton Valley 141 $297 $26 $10 $58 $391 Haynesville/Bossier Shale 20 32 - 54 4 90 Appalachia Conventional 191 54 4 1 14 73 Marcellus/Huron Shale 31 54 - 116 - 170 Mid-Continent 51 48 4 - 5 57 Permian 140 98 1 3 7 109 Rockies 3 11 - 1 3 15 Total 577 $594 $35 $185 $91 $905 2008 Capital Budget and Drilling Schedule Current plans include drilling and completing 577 wells for $594 million 20% 64% 10% 2% 4% Drilling & Completion $594 MM (577 projects) Exploitation $35 MM (82 projects) Operations & Other $91 MM Midstream $19 MM (1) Does not include $19MM for IT and other and $19MM for Midstream Land $185 MM

PPT-058-CorpGovnc _10-15-08 Corporate Governance Doug Ramsey

EXCO Resources, Inc. 22 PPT-058-CorpGovnc _10-15-08 Board Composition • Experience – Average 29 years of collective business experience • 11 Member Board – 2 inside directors, 9 outside directors • High Ownership by Directors – 35.4% of common stock owned by directors • Independence – 8 of 9 outside directors are independent • Committees – Lead Director: Bobby Stillwell – Audit: Jeff Benjamin (Chair), Earl Ellis, Bob Niehaus – Compensation: Bobby Stillwell (Chair), Jeff Benjamin, Vince Cebula, Earl Ellis, Bob Niehaus, Jeff Serota, Jim Ford – Nominating and Corporate Governance: Vince Cebula (Chair), Jeff Benjamin, Jeff Serota, Bobby Stillwell, Rajath Shourie

EXCO Resources, Inc. 23 PPT-058-CorpGovnc _10-15-08 Board Members • Independent Directors – Jeff Benjamin, 47 • Senior Advisor to Cyrus Capital Partners, LP – Vince Cebula, 44 • Managing Director, Jefferies Capital Partners – Earl Ellis, 67 • Chairman and CEO, Whole Harvest Products • Former Managing Partner, Benjamin Jacobson & Sons, LLC, a NYSE Specialist Firm and former Director of Coda Energy, Inc. – Jim Ford, 40 • Managing Director, Oaktree Capital Management, L.P. – Bob Niehaus, 53 • Chairman and Managing Partner, Greenhill Capital Partners, LLC – Jeff Serota, 42 • Managing Director, Ares Management, LLC – Rajath Shourie, 34 • Managing Director, Oaktree Capital Management, L.P. – Bobby Stillwell, 71 • General Counsel, BP Capital LP • Former Partner of Baker Botts LLP

EXCO Resources, Inc. 24 PPT-058-CorpGovnc _10-15-08 Board Members continued • Other Outside Director – Boone Pickens, 80 • Chairman and CEO, BP Capital LP • Inside Directors – Doug Miller, 61 • Chairman and CEO, EXCO Resources, Inc. • Former Chairman and CEO of Coda Energy, Inc. – Steve Smith, 67 • Vice Chairman and President, EXCO Resources, Inc.

EXCO Resources, Inc. 25 PPT-058-CorpGovnc _10-15-08 Corporate Governance • ISS Corporate Governance Quotient (CGQ) at October 8, 2008 – Outperform 83.6% of the Russell 3000 – Outperform 76.2% of the Energy group • Corporate Governance Enhancements Completed in 2007 – Minimum 1 year performance period for full value performance awards and minimum 3 year restriction period for full value tenure awards regardless of recipient’s position at EXCO – Shares not granted in accordance with EXCO’s revised vesting policy are limited to 10% or less of authorized plan shares – Discretionary awards to non-employee directors are administered by the Compensation Committee which is composed of solely independent directors under NYSE rules – The 2005 Long-Term Incentive Plan revised to change administrator of plan from the full Board to the Compensation Committee – Shareholder approval now required for: • Increasing the benefits under the Plan • Increasing the amount of securities that can be issued under the Plan • Repricing any options or changing participation requirements in the Plan – Annual performance reviews are conducted on directors

PPT-058-CorpGovnc_10-15-08

Ownership Table
As of October 10, 2008



Executive	Position	Common Stock Ownership[1] Direct	Affiliated[2]	Total	%[3]	Options Granted	Vested
Doug Miller	Chairman and CEO	4,563,782	0	4,563,782	2.2%	1,845,000	1,755,000
Steve Smith	Vice Chairman and President	577,512	0	577,512	0.3%	483,300	418,300
Doug Ramsey	VP and CFO	748,466	0	748,466	0.4%	231,700	190,450
Hal Hickey	VP and COO	260,261	0	260,261	0.1%	231,700	190,450
Mark Wilson	VP, Controller and CAO	36,667	0	36,667	0.0%	80,000	48,750
Lanny Boeing	VP, General Counsel and Secretary	3,600	0	3,600	0.0%	566,200	398,100
Jeff Benjamin	Outside Director	462,003	5,999,997	6,462,000	3.1%	50,000	50,000
Vince Cebula	Outside Director	0	0	0	0.0%	50,000	25,000
Earl Ellis	Outside Director	465,824	0	465,824	0.2%	50,000	50,000
Jim Ford	Outside Director	0	34,778,946	34,778,946	16.5%	50,000	12,500
Bob Niehaus	Outside Director	3,712	6,291,847	6,295,559	2.9%	50,000	50,000
Boone Pickens	Outside Director	10,619,100	0	10,619,100	5.0%	50,000	50,000
Jeff Serota	Outside Director	0	10,870,170	10,870,170	5.2%	50,000	25,000
Rajath Shourie[4]	Outside Director	0	0	0	0.0%	50,000	25,000
Bobby Stillwell	Outside Director	26,700	0	26,700	0.0%	50,000	50,000
All officers and directors of EXCO as a group (25 persons)		18,581,731	57,940,960	76,522,691	36.3%	4,640,000	3,706,750

(1) Includes 401(k) holdings of EXCO shares as of October 9, 2008. Includes common stock held by our directors and their affiliated investment funds
(2) Beneficial ownership of the shares included in the affiliated column are disclaimed by Messrs. Benjamin, Ford, Niehaus and Serota for proxy purposes
(3) Calculated based on the number of shares of common stock outstanding on October 10, 2008
(4) Messrs. Ford and Shourie are both employed by Oaktree. All shares owned by Oaktree are shown in the affiliated column for Mr. Ford

EXCO Resources, Inc. | 26

EXCO Resources, Inc. 27 PPT-058-CorpGovnc _10-15-08 Board Compensation • Board – $25,000 annual retainer in cash or EXCO common stock for non-employee directors – Four directors have elected to receive their retainer in common stock – One time option grant of 50,000 shares – Reasonable out-of-pocket expenses for attendance • Committees – Audit: Chair - $50,000 per year, Member - $5,000 per year – Compensation: Chair - $10,000 per year, Member - $5,000 per year – Nominating and Corporate Governance: Chair - $10,000 per year, Member - $5,000 per year – All committees consist of independent directors

EXCO Resources, Inc. 28 PPT-058-CorpGovnc _10-15-08 Management Compensation Executive Position Current Base Salary Bonus at 2007 Annualized Rate of 20%(1) No. of Options Granted Value of Options(2) Doug Miller Chairman and CEO $800,000 $160,000 1,845,000 $0 Steve Smith Vice Chairman and President $600,000 $120,000 483,300 $0 Doug Ramsey VP and CFO $350,000 $70,000 231,700 $0 Hal Hickey VP and COO $350,000 $70,000 231,700 $0 Lanny Boeing VP, General Counsel and Secretary $400,000 $80,000 566,200 $0 Mark Wilson VP, Controller and CAO $275,000 $55,000 80,000 $0 Management Compensation As of October 9, 2008 (1) All cash and/or stock option bonuses are approved by EXCO’s compensation committee prior to being awarded (2) Valued using the difference between the closing price of EXCO on October 9, 2008 and the strike price multiplied by the corresponding number of shares Note: EXCO’s salaries and bonuses paid are typically in the lower half of those paid compared to peers

EXCO Resources, Inc. 29 PPT-058-CorpGovnc _10-15-08 Stock Options • Policy – New Hire: Granted on later of board approval or first business day of month following date of hire at closing price. Typically, 10% of base salary in number of shares. – Bonus: Past option bonus grants have been made to all employees based on a percentage of their annual income (i.e. 2007 option bonus shares were 10% of base salary) and are issued only after compensation committee approval. Reviewing alternatives for 2008 bonus focusing on burn rate, number of employees, alternative incentive awards and ISS guidelines. Weighted Average Percent of Strike Price Outstanding Shares Per Share Stock Authorized 20,000,000 9.5% Granted 15,073,350 $13.00 7.1% Exercised 1,664,860 $12.04 0.8% Cancelled 854,400 $13.50 0.4% Net Outstanding 12,554,090 $13.09 6.0% Net Vested 6,974,545 $10.75 3.3% Data as of October 8, 2008

EXCO Resources, Inc. 30 PPT-058-CorpGovnc _10-15-08 Employee Benefits • EXCO’s officers participate in employee benefit plans including the 401(k) plan and medical, dental, vision, life and disability insurance on the same basis as the rest of EXCO’s employees • No pension plan or other executive compensation arrangements • No special executive officer severance or change of control benefits. Under EXCO’s severance plan, all employees receive 1 year of base salary if employment is terminated within six months after change of control

PPT-058-CorpGovnc _10-15-08 Non-GAAP Reconciliations

EXCO Resources, Inc. 32 PPT-058-CorpGovnc _10-15-08 Non-GAAP Reconciliations (Unaudited in thousands) Year ended December 31, 2006 Year ended December 31, 2007 Six months ended June 30, 2008 Cash flow from operations, GAAP $ 227,659 $ 577,829 $ 512,234 Net change in working capital (21,226) 36,139 3,773 Settlements of derivative financial instruments with a financing element - (14,214) (62,099) Cash flow from operations before changes in working capital, non-GAAP measure(1) $ 206,433 $ 599,754 $ 453,908 Consolidated Cash Flows From Operations (1) Cash flow from operations before working capital changes and adjustments for settlements of derivative financial instruments with a financing element is presented because management believes it is a useful financial indicator for companies in our industry. This non-GAAP disclosure is widely accepted as a measure of an oil and natural gas company’s ability to provide cash used to fund development and acquisition activities and service debt or pay dividends. Operating cash flow is not a measure of financial performance pursuant to GAAP and should not be used as an alternative to cash flows from operating, investing, or financing activities. We have also elected to exclude the adjustment for derivative financial instruments with a financing element as this adjustment simply reclassifies settlements from operating cash flows to financing activities. Management believes these settlements should be included in this non-GAAP measure to conform with the intended measure of our ability to provide cash to fund operations and development activities.

EXCO Resources, Inc. 33 PPT-058-CorpGovnc _10-15-08 Non-GAAP Reconciliations (in thousands, except per share) Year ended December 31, 2006 Year ended December 31, 2007 Six months ended June 30, 2008 Net income (loss), GAAP $ 138,954 $ 49,656 $ (425,753) Adjustments: Non-cash mark-to-market (gains) losses on oil and natural gas derivative financial instruments, before taxes (169,241) 81,606 916,483 Non-cash mark-to-market (gains) losses on interest rate derivative financial instruments, before taxes - - (7,370) Nonrecurring financing costs and tax valuation allowances, before taxes(1) - 43,100 - Income taxes on adjustments(2) 67,696 (45,596) (363,645) Total adjustments, net of taxes (101,545) 79,110 545,468 Adjusted net income $ 37,409 $ 128,766 $ 119,715 Adjusted Net Income (1) The year ended December 31, 2007 includes pre-tax non-recurring financing costs of $32.1 million resulting from refinancing and early termination fees associated with debt incurred in connection with our acquisition of Winchester Energy in 2006 and an $11.0 million income tax valuation allowance which was incurred when EXCO elected to substitute current net operating losses for foreign tax credits previously utilized when our Canadian operations were sold in 2005. This election resulted in $6.0 million of tax refunds. (2) Assumes a 40% income tax rate.

EXCO Resources, Inc. 34 PPT-058-CorpGovnc _10-15-08 Non-GAAP Reconciliations (Unaudited, in thousands) Year ended December 31, 2006 Year ended December 31, 2007 Six months ended June 30, 2008 Net income (loss) $ 138,954 $ 49,656 $ (425,753) Interest expense 84,871 181,350 56,293 Income tax expense (benefit) 89,401 60,096 (260,061) Depreciation, depletion and amortization 135,722 375,420 220,498 EBITDA(1) 448,948 666,522 (409,023) Accretion of discount on asset retirement obligations 2,014 4,878 2,789 Non-cash change in fair value of derivative financial instruments (169,241) 81,606 916,483 Stock based compensation expense 6,532 12,632 6,688 Equity in net income of TXOK Acquisition, Inc. (1,593) - - Adjusted EBITDA(1) $ 286,660 $ 765,638 $ 516,937 Interest expense(2) (84,871) (181,350) (63,663) Income tax benefit (expense) (89,401) (60,096) 260,061 Amortization of deferred financing costs, premium on 7¼% senior notes due 2011 and discount on long-term debt 4,733 10,332 817 Deferred income taxes 89,401 66,171 (260,244) Gain on sale of other assets (89) (941) Settlements of derivative financial instruments with a financing element - 14,214 62,099 Changes in operating assets and liabilities 21,226 (36,139) (3,773) Net cash provided by operating activities $ 227,659 $ 577,829 $ 512,234 Statement of cash flow data: Cash flow provided by (used in): Operating activities(2) $ 227,659 $ 577,829 $ 512,234 Investing activities (1,791,517) (2,396,437) (934,158) Financing activities 1,359,727 1,851,296 400,556 EBITDA and adjusted EBITDA reconciliations

EXCO Resources, Inc. 35 PPT-058-CorpGovnc _10-15-08 Non-GAAP Reconciliations (1) Earnings before interest, taxes, depreciation, depletion and amortization, or “EBITDA” represents net income adjusted to exclude interest expense, income taxes, depreciation, depletion and amortization. “Adjusted EBITDA” represents EBITDA adjusted to exclude accretion of discount on asset retirement obligations, non-cash changes in the fair value of derivatives and stock-based compensation. We have presented EBITDA and Adjusted EBITDA because they are a widely used measure by investors, analysts and rating agencies for valuations, peer comparisons and investment recommendations. In addition, these measures are used in covenant calculations required under our credit agreements and the indenture governing our 7 1/4 % senior notes. Compliance with the liquidity and debt incurrence covenants included in these agreements is considered material to us. Our computations of EBITDA and Adjusted EBITDA may differ from computations of similarly titled measures of other companies due to differences in the inclusion or exclusion of items in our computations as compared to those of others. EBITDA and Adjusted EBITDA are measures that are not prescribed by generally accepted accounting principles, or GAAP. EBITDA and Adjusted EBITDA specifically exclude changes in working capital, capital expenditures and other items that are set forth on a cash flow statement presentation of a company ’s operating, investing and financing activities. As such, we encourage investors not to use these measures as substitutes for the determination of net income, net cash provided by operating activities or other similar GAAP measures. (2) Excludes non-cash change in fair value of interest rate swaps included in GAAP interest expense.